    As filed with the Securities and Exchange Commission on October 8, 1999
                                                      Registration No. 333-
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                               ----------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                               ----------------
                              E-STAMP CORPORATION
             (Exact name of Registrant as specified in its charter)
                               ----------------

    Delaware                  5961                       76-0518568
(State or other   (Primary Standard Industrial        (I.R.S. Employer
jurisdiction of    Classification Code Number)     Identification Number)
incorporation or
 organization)

                          2855 Campus Drive, Suite 100
                          San Mateo, California 94403
                                 (650) 554-8454
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                               ----------------
                                ROBERT H. EWALD
                     President and Chief Executive Officer
                          2855 Campus Drive, Suite 100
                          San Mateo, California 94403
                                 (650) 554-8454
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ----------------
                                   Copies to:

         DAVID J. SEGRE                        MICHAEL J. HALLORAN
      MICHELLE L. WHIPKEY                        JAMES P. CLOUGH
       MARK D. BEARIAULT                        PATRICK J. DEVINE
Wilson Sonsini Goodrich & Rosati                 JAMES J. MASETTI
    Professional Corporation              Pillsbury Madison & Sutro LLP
       650 Page Mill Road                      2550 Hanover Street
  Palo Alto, California 94304              Palo Alto, California 94304
         (650) 493-9300                           (650) 233-4500

                               ----------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-85359
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                         Proposed Maximum
        Title of Each Class of          Aggregate Offering       Amount of
     Securities to be Registered             Price(1)         Registration Fee
------------------------------------------------------------------------------
Common Stock, $0.001 par value........     $17,250,000             $4,796
------------------------------------------------------------------------------
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
(1) The Registrant previously registered an aggregate of $119,600,000 worth of common stock on a registration statement on Form S-1 (File No. 333-85359) for which a filing fee of $33,249 was paid.

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


                    INCORPORATION OF DOCUMENTS BY REFERENCE

   E-Stamp Corporation is filing this registration statement with the Securities and Exchange Commission, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This registration statement incorporates by reference the contents of the registration statement on Form S-1 (Registration No. 333-85359) which was declared effective by the Securities and Exchange Commission on October 8, 1999, and is being filed for the sole purpose of registering additional securities of the same class as were included in that registration statement.

                                 CERTIFICATION

   E-Stamp hereby certifies to the Securities and Exchange Commission that (1) we have instructed our bank to pay the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable, but not later than the close of business on October 11, 1999, (2) we will not revoke those instructions; (3) we have sufficient funds in our account to cover the amount of the filing fee; and
(4) we will confirm receipt of our instructions by our bank during our bank's regular business hours no later than October 11, 1999.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on the 8th day of October, 1999.

                                          E-STAMP CORPORATION

                                                    /s/ Robert H. Ewald
                                          By: _________________________________
                                                      Robert H. Ewald
                                               President and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

             Signature                           Title                  Date
             ---------                           -----                  ----

        /s/ Robert H. Ewald          President, Chief Executive    October 8, 1999
____________________________________  Officer and Director
          Robert H. Ewald             (Principal Executive
                                      Officer)

     /s/ Anthony H. Lewis, Jr.       Vice President and Chief      October 8, 1999
____________________________________  Financial Officer
       Anthony H. Lewis, Jr.          (Principal Financial and
                                      Accounting Officer)

                 *                   Chairman of the Board         October 8, 1999
____________________________________
         Marcelo A. Gumucio

                 *                   Director                      October 8, 1999
____________________________________
           John V. Balen

                 *                   Director                      October 8, 1999
____________________________________
          Thomas L. Rosch

                 *                   Director                      October 8, 1999
____________________________________
         Gregory S. Stanger

                 *                   Director                      October 8, 1999
____________________________________
            Adam Wagner

____________________________________ Director                      October 8, 1999
           Rebecca Saeger


        /s/ Robert H. Ewald
*By: __________________________
   Robert H. Ewald Attorney-in-
               Fact

                                 EXHIBIT INDEX

 Exhibit
 Number
 -------
  5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
 23.1    Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
         (see Exhibit 5.1).
 23.2    Consent of Ernst & Young LLP, Independent Auditors.
 23.3    Consent of Howrey & Simon.
 24.1*   Power of attorney.

---------------------
 * Incorporated by reference to the Registrant's registration statement on Form S-1 (File No. 333-85359).